SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2004

METROPOLITAN HEALTH NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Florida	333-5884-A	65-0635748

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Australian Avenue South, Suite 400, West Palm Beach, Florida 33401

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (561) 805-8500

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS and ITEM 9. REGULATION FD DISCLOSURE.

On February 24, 2004, Metropolitan Health Networks, Inc. announced its results of operations for the fourth quarter and year ended December 31, 2003, and other key accomplishments in late 2003 and in early 2004.

A copy of the press release is attached hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Exhibits

99.1	Metcare Press Release dated March 22, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Metropolitan Health Networks, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPOLITAN HEALTH NETWORKS, INC.

By: /s/ MICHAEL M. EARLEY

Name: MICHAEL M. EARLEY

Title: PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dated: March 25, 2004

{206606.0060/N0461043_1}